UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2023
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800
Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	The Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On August 1, 2023, LKQ Corporation, a Delaware corporation (“LKQ”), completed the previously announced acquisition of Uni-Select Inc., a corporation existing under the Business Corporations Act (Québec) (“Uni-Select”), pursuant to the Arrangement Agreement, dated as of February 26, 2023 (the “Arrangement Agreement”), by and among LKQ, 9485-4692 Québec Inc., a corporation existing under the Business Corporations Act (Québec) and a wholly owned subsidiary of LKQ (the “Purchaser”), and Uni-Select. Pursuant to the terms and conditions of the Arrangement Agreement, Purchaser acquired all of the issued and outstanding common shares of Uni-Select for CAD $48.00 per share in cash (the “Arrangement”).

On August 1, 2023, LKQ and Uni-Select issued a joint press release announcing the completion of the Arrangement. A copy of the joint press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Forward-Looking Statements

Statements and information included in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the “safe harbor” provisions of such Act. Forward-looking statements include, but are not limited to, statements regarding LKQ’s expectations, intentions, beliefs and strategies regarding the future, including statements regarding trends, cyclicality and changes in the markets we sell into; strategic direction; changes to procurement processes; the cost of compliance with environmental and other laws; expected tax rates; planned capital expenditures; liquidity positions; ability to generate cash from continuing operations; the potential impact of adopting new accounting pronouncements; expected financial results, including revenue and profitability; obligations under LKQ’s retirement plans; savings or additional costs from business integrations and cost containment programs; and the adequacy of accruals. These forward looking statements generally include expectations, beliefs, hopes, intentions or strategies regarding LKQ’s future, including with respect to the transaction described and statements or assumptions regarding financial and operating results, benefits and synergies of the transaction, and other statements that are based on management’s current beliefs and expectations of the company and the combined businesses. These statements are subject to a number of risks, uncertainties, assumptions and other factors including those identified below. All forward-looking statements are based on information available to LKQ at the time the statements are made, and LKQ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. You should not place undue reliance on such forward-looking statements. Actual events or results may differ materially from those expressed or implied in the forward-looking statements. The potential risks, uncertainties, assumptions and other factors that could cause actual events or results to differ from the events or results predicted or implied by the forward-looking statements include, among others, the failure to realize, or delays in realizing, growth projections, synergies, cost-savings and other benefits from the transaction; negative effects of the completion of the transaction on our business, financial performance or trading price; competitive responses to the transaction; changes in our cash position or cash requirements for other purposes; fluctuations in the price of our common stock; general market conditions; stockholder response to the previously announced repurchase program; and other factors discussed in our filings with the SEC, including those disclosed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022 and any of our subsequent Quarterly Reports on Form 10-Q. These reports are available on our investor relations website at lkqcorp.com and on the SEC website at sec.gov.

Exhibit Number	Description of Exhibit
99.1	Joint Press Release of LKQ Corporation and Uni-Select Inc
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2023

LKQ CORPORATION

By:	/s/ Rick Galloway
Rick Galloway
Senior Vice President and Chief Financial Officer